First Quarter 2017 Earnings Slides May 9, 2017

Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements. 2

Key Messages 3 Our Priorities Favorable Market Conditions Performance  End of lease returns continue  Increased accident frequency and total losses  Independent used dealer retail sales “choppy”  Net Income $69.2M (+14%); Adjusted EBITDA $210.6M (+11%); Operating Adjusted EPS $0.62 (+13%)  ADESA revenue and RPU grew  IAA volume growth drove strong performance  Credit losses weigh on AFC results  Integrate businesses acquired  Leverage unique data and analytic capabilities  Improve operating efficiency  Use excess cash flow to invest in strategic growth initiatives and return capital to shareholders

2017 Outlook 4 2017 Low 2017 High Net income $235.7 $249.7 Add back: Income taxes $138.4 $146.6 Interest expense, net of interest income $170.0 $170.0 Depreciation and amortization $278.0 $278.0 EBITDA $822.1 $844.3 Total addbacks $2.9 $5.7 Adjusted EBITDA $825.0 $850.0 Capital expenditures $145.0 $145.0 Cash taxes related to calendar year $165.0 $165.0 Cash interest expense on corporate debt $120.0 $120.0 Free cash flow $395.0 $420.0 Effective tax rate 37% 37% Net income per share - diluted $1.70 $1.80 Operating adjusted net income per share - diluted $2.15 $2.25 Weighted average diluted shares 139 139

Q1 2017 Highlights 5 Revenues Highlights Fundamentals ADESA • Adjusted EBITDA +20% • Total volumes +16% (SS +4%) • Physical volumes +17% (SS 0%) • RPU +3% (Physical +2%) • Incremental operating profit 17% • Used retail sales +4% (NADA) • Lease change -2% (Edmunds) IAA • Revenue +10% • North American volume growth +11% • North American inv growth +17% • Adjusted EBITDA +18% • Total Loss 17.4% Q1 2017 vs. 16.5% Q1 2016 (CCC) • Scrap pricing +49% (American Recycler) • Miles driven +2% (FHWA, Feb YTD) AFC • Adjusted EBITDA -14% • LTU growth 0% • Provision for credit losses as a percent of managed receivables 2.5% • Indep used retail +4% (NADA) KAR • Revenue growth +14% • Adjusted EBITDA +11% • Operating Adjusted EPS +13% • $43.7M dividends paid • Diversified and complementary business services model • Multiple drivers of growth and value creation • Strategic growth and create shareholder value ADESA 58% IAA 34% AFC 8% ADESA 58% IAA 34% AFC 8% ADESA 58% IAA 34% AFC 8% $414.8 $498.0 $269.6 $297.4 $73.9 $71.2 $758.3 $866.6 2016 2017

Key Operating Metrics 6 1Q17 1Q16 ADESA Physical Vehicles Sold Growth1 0% 12% Online Only Vehicles Sold Growth 14% 33% Physical RPU Growth 2% 8% IAA Vehicles Sold Growth (includes HBC) 11% 14% Inventory Growth (excludes HBC) 17% 4% RPU Growth (includes HBC) 0% 0% AFC LTU Growth 0% 10% Provision for Credit Losses 2.5% 1.3% Revenue per loan transaction excluding “Other service revenue” $138 $146 Revenue per loan transaction before provision for credit losses $163 $158 1 Excluding acquisitions

Capital Allocation Framework

Over $700M Returned to Shareholders 2015 – 2017

KAR AUCTION SERVICES.

	Capex	Dividends	Strategic Investments	Share Repurchases
Priorities	■ Historically ~18% - 20% of Adjusted EBITDA, plus strategic investments ■ Technology ~50% ■ Physical ~50%	■ 45% - 50% of FCF ■ Highlights consistency & strength of free cash flow	■ Acquisitions that leverage wholecar auction cyclical recovery (indep auctions) ■ Complementary technologies ■ New geographies	■ Tool for managing cash and leverage
2015	$135M Spent	$152M Paid	$118M Acquisitions	$228M Repurchased
2015	■ Technology $63M ■ Physical $56M ■ Chicago Greenfield $16M	■ $1.08 per share paid	■ Pittsburgh (Indep Auction) ■ DataScan (Veh Inspections) ■ Autoniq (Price Guide Aggregator) ■ MobileTrac (Veh History Rpts) ■ HBC (UK Salvage)	■ $300M two year authorization approved in October 2014 ■ 6.2M shares repurchased
2016	$155M Spent	$157M Paid	$432M Acquisitions	$80M Repurchased
2016	■ Technology $77M ■ Physical $51M ■ Chicago Greenfield $27M	■ $1.14 per share paid	■ Brashers (8 Ind Auctions) ■ Orlando (Indep Auction) ■ GRS (UK Online Auctions) ■ Flint (Indep Auction)	■ $500M three year authorization approved in October 2016 ■ 1.9M shares repurchased
2017	$145M Estimated	$88M Paid Q1 + Q2	$43M Acquisition	No Repurchases 1Q
2017	■ $145M Annual Estimate	■ $0.32 per share paid January & April	■ DRIVIN (Data Analytics) (April 2017)	■ $420M Authorization Remaining

7

KAR Q1 2017 Highlights 8 ($ in millions, except per share amounts) KAR Q1 2017 Q1 2016 Highlights* Total operating revenues $866.6 $758.3 Gross profit** $365.4 $326.3 SG&A $157.4 $141.1 +$8.8M acquired SG&A EBITDA $208.0 $182.5 Adjusted EBITDA $210.6 $189.5 Net income $69.2 $60.7 Net income per share - diluted $0.50 $0.44 Operating adjusted net income per share - diluted $0.62 $0.55 Weighted average diluted shares 138.3 139.0 Dividends declared per common share $0.32 $0.29 Effective tax rate 33.0% 37.7% Cap tal expenditures $37.2 $36.0 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2017. ** Exclusive of depreciation and amortization

ADESA Q1 2017 Highlights 9 ($ in millions, except RPU) ADESA Q1 2017 Q1 2016 Highlights* Revenue $498.0 $414.8 +16% volume, +2% Physical RPU, +$48.4M acquisitions Gross profit** $207.1 $176.4 % of revenue 41.6% 42.5% SG&A $87.3 $76.6 +$8.8M acquired SG&A EBITDA $116.7 $97.1 Adjusted EBITDA $125.0 $104.2 % of revenue 25.1% 25.1% Vehicles sold 818,000 703,000 16% growth; 4% excluding acquisitions; total online 42% Physical vehicles sold 603,000 515,000 17% growth, 0% excluding acquisitions Online only volume 215,000 188,000 Dealer consignment mix % (physical only) 44% 47% 10% dealer consignment volume growth; -7% ex-acquisitions Conversion rate (N.A. physical) 61.8% 61.0% Physical RPU $755 $737 Online only RPU $111 $110 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2017. ** Exclusive of depreciation and amortization

 Increased commercial volumes are driving wholesale prices lower (ADESA)  Revenue per unit sold has increased as used vehicle prices decline as a result of increased commercial mix (ADESA)  Declining used car values increase likelihood of total losses (IAA) YoY Index Change Age Jan Feb Mar Industry All +6.7% +4.8% +1.0% NADA 0-8 yrs -6.4% -7.7% -7.3% Black Book 2-6 yrs -6.0% -5.9% -5.8% RVI 2-5 yrs -5.7% -6.4% -7.0% Fed All -3.7% -4.3% -4.7% 10 Used Vehicle Value Indices

IAA Q1 2017 Highlights 11 ($ in millions) IAA Q1 2017 Q1 2016 Highlights* Revenue $297.4 $269.6 +11% volume, -$1.1M HBC, -$2.0M GBP currency Gross profit** $108.3 $96.1 +$0.6M HBC % of revenue 36.4% 35.6% SG&A $25.9 $25.7 EBITDA $82.8 $70.5 Adjusted EBITDA $83.8 $71.1 % of revenue 28.2% 26.4% Vehicles sold 592,000 534,000 Inventory growth 17% 4% North America % Purchased contract vehicles 5% 7% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2017. ** Exclusive of depreciation and amortization

IAA Q1 2017 Gross Profit 12 ($ in millions) IAA HBC Total IAA HBC Total Revenue $284.6 $12.8 $297.4 $255.7 $13.9 $269.6 Cost of Services** 178.2 10.9 189.1 160.9 12.6 173.5 Gross Profit $106.4 $1.9 $108.3 $94.8 $1.3 $96.1 % of Revenue 37.4% 14.8% 36.4% 37.1% 9.4% 35.6% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2017. ** Exclusive of depreciation and amortization Three Months Ended March 31, 2017 Three Months Ended March 31, 2016

($ in millions, except for revenue per loan transaction) AFC Q1 2017 Q1 2016 Highlights* Interest and fee income $71.3 $69.4 Other revenue $2.9 $2.4 Provision for credit losses ($11.1) ($5.5) Other service revenue $8.1 $7.6 Total AFC revenue $71.2 $73.9 -5% revenue per LTU Gross profit** $50.0 $53.8 % of revenue 70.2% 72.8% SG&A $7.9 $7.5 EBITDA $42.1 $46.3 Adjusted EBITDA $34.5 $40.3 Loan transactions 456,000 454,000 Revenue per loan transaction unit (LTU)*** $138 $146 Provision for credit losses % of finance receivables 2.5% 1.3% Managed receivables $1,760.7 $1,705.5 +3% growth Obligations collateralized by finance receivables $1,241.8 $1,202.9 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2017. ** Exclusive of depreciation and amortization *** Excludes "Other service revenue" AFC Q1 2017 Highlights 13

AFC Provision for Credit Losses 14 1Q17 4Q16 3Q16 2Q16 1Q16 4Q15 3Q15 2Q15 1Q15 Ending Managed Receivables $1,760.7 $1,792.2 $1,785.4 $1,738.6 $1,705.5 $1,641.0 $1,529.6 $1,476.9 $1,355.8 Average Managed Receivables $1,776.5 $1,788.8 $1,762.0 $1,722.1 $1,673.3 $1,585.3 $1,503.3 $1,416.4 $1,363.5 Provision for Credit Losses $11.1 $11.7 $8.0 $5.5 $5.5 $5.5 $2.7 $4.3 $3.5 % of Managed Receivables 2.50% 2.62% 1.82% 1.28% 1.31% 1.39% 0.72% 1.22% 1.03%

Appendix

EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Free cash flow is defined as Adjusted EBITDA less cash interest expense on corporate debt (Credit Facility), capital expenditures and cash taxes related to the calendar year. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA, Adjusted EBITDA and free cash flow to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and noncompete agreements are not representative of ongoing capital expenditures, but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income and operating adjusted net income per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income and net income per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, free cash flow, operating adjusted net income and operating adjusted net income per share have limitations as analytical tools, and should not be considered in isolation or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies. Non-GAAP Financial Measures 16

17 Q1 2017 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2017 ADESA IAA AFC Corporate Consolidated Net income (loss) $51.3 $32.2 $20.9 ($35.2) $69.2 Add back: Income taxes 29.0 18.0 11.8 (24.7) 34.1 Interest expense, net of interest income 0.1 – 10.3 29.8 40.2 Depreciation and amortization 27.1 23.2 7.8 6.4 64.5 Intercompany interest 9.2 9.4 (8.7) (9.9) – EBITDA $116.7 $82.8 $42.1 ($33.6) $208.0 Intercompany charges 2.6 – – (2.6) – Non-cash stock-based compensation 1.5 0.9 0.5 3.1 6.0 Acquisition related costs 1.7 – – 0.4 2.1 Securitization interest – – (8.1) – (8.1) Minority interest 1.7 – – – 1.7 Other 0.8 0.1 – – 0.9 Total Addbacks 8.3 1.0 (7.6) 0.9 2.6 Adjusted EBITDA $125.0 $83.8 $34.5 ($32.7) $210.6 Revenue $498.0 $297.4 $71.2 – $866.6 Adjusted EBITDA % margin 25.1% 28.2% 48.5% 24.3%

18 Q1 2016 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2016 ADESA IAA AFC Corporate Consolidated Net income (loss) $39.3 $24.9 $24.0 ($27.5) $60.7 Add back: Income taxes 23.3 14.9 14.6 (16.1) 36.7 Interest expense, net of interest income 0.1 – 7.8 20.8 28.7 Depreciation and amortization 22.5 21.3 7.7 4.9 56.4 Intercompany interest 11.9 9.4 (7.8) (13.5) – EBITDA $97.1 $70.5 $46.3 ($31.4) $182.5 Intercompany charges 3.3 0.2 – (3.5) – Non-cash stock-based compensation 1.2 0.6 0.4 3.3 5.5 Loss on extinguishment of debt – – – 4.0 4.0 Acquisition related costs 1.1 – – 1.5 2.6 Securitization interest – – (6.4) – (6.4) Minority interest 0.6 – – – 0.6 Other 0.9 (0.2) – – 0.7 Total Addbacks 7.1 0.6 (6.0) 5.3 7.0 Adjusted EBITDA $104.2 $71.1 $40.3 ($26.1) $189.5 Revenue $414.8 $269.6 $73.9 – $758.3 Adjusted EBITDA % margin 25.1% 26.4% 54.5% 25.0%

19 Operating Adjusted Net Income per Share Reconciliation ($ in millions, except per share amounts) 2017 2016 Net income $69.2 $60.7 Acquired amortization expense (1) 25.2 22.0 Loss on extinguishment of debt (2) – 4.0 Income taxes (3) (8.3) (9.8) Operating adjusted net income $86.1 $76.9 Net income per share − diluted $0.50 $0.44 Acquired amortization expense 0.18 0.16 Loss on extinguishment of debt – 0.02 Income taxes (0.06) (0.07) Operating adjusted net income per share − diluted $0.62 $0.55 Weighted average diluted shares 138.3 139.0 Three Months ended March 31, (1)Acquired amortization expense was $25.2 million ($16.9 million net of tax) and $22.0 million ($13.7 million net of tax) for the three months ended March 31, 2017 and 2016, respectively. (2)We incurred a loss on the extinguishment of debt totaling $4.0 million ($2.5 million net of tax) for the three months ended March 31, 2016. (3)The effective tax rate at the end of each period presented was used to determine the amount of income tax on the adjustments to net income.